UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 10, 2011

Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 10, 2011, Hampton Roads Bankshares, Inc. (the “Company”), the holding company for Bank of Hampton Roads and Shore Bank, announced that it has completed the sale of the Company’s Gateway Bank branch in Charlottesville, Virginia to Blue Ridge Bank, Inc. (formerly known as The Page Valley Bank). The Company also announced the closure of a Bank of Hampton Roads branch in Virginia Beach, Virginia.

A copy of the press release making such announcements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Ex. 99.1	Press Release, dated November 10, 2011, announcing completion of the sale of the Charlottesville Gateway Bank branch and closure of a Bank of Hampton Roads branch in Virginia Beach, Virginia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: November 10, 2011	By:	/s/ Paul A. Driscoll
Paul A. Driscoll
Senior Vice President and Interim General Counsel

EXHIBIT INDEX

Exhibit No.	Description
Ex. 99.1	Press Release, dated November 10, 2011, announcing completion of the sale of the Charlottesville Gateway Bank branch and closure of a Bank of Hampton Roads branch in Virginia Beach, Virginia.